UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 15, 2004

SPEEDUS CORP.

(Exact name of registrant as specified in charter)

Delaware	000-27582	13-3853788
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

140 58th Street, Suite 7E
Brooklyn, New York	11220
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (718) 567-4300

Not Applicable

(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_|   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_|  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_|   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On November 15, 2004, Speedus Corp. issued a press release announcing its third quarter of fiscal 2004 results. A copy of the press release is attached as Exhibit 99.1. and the statements contained therein are incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits

(c)	Exhibits.

99.1	Press release dated November 15, 2004

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Speedus Corp.

By: /s/ Thomas M. Finn

Name: Thomas M. Finn

Title: Treasurer and Chief Financial Officer

Date: November 18, 2004

EXHIBITS INDEX

EXHIBIT
NUMBER ————	TITLE OF DOCUMENT ——————————

99.1	Press Release dated November 15, 2004.